SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BIRMIWAL INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Birmiwal Oasis Fund

5270 Highland Drive

Bellevue, Washington 98006

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 9, 2004

Dear Shareholders:

The Board of Trustees of the Birmiwal Investment Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Birmiwal Oasis Fund series of the Trust, to be held at the principal offices of the Trust, 5270 Highland Drive, Bellevue, WA  98006, on December 9, 2004 at 10:00 a.m., pacific standard time, for the following purpose:

1.

Approval of a new advisory agreement between the Trust and Birmiwal Asset Management, Inc., the Fund's investment adviser.

2.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 9, 2004 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Kailash Birmiwal

President

November 15, 2004

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 440-922-0110, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Birmiwal Oasis Fund

5270 Highland Drive

Bellevue, Washington 98006

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 9, 2004

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Birmiwal Investment Trust, on behalf of the Birmiwal Oasis Fund for use at the Special Meeting of Shareholders of the Fund to be held at the principal executive offices of the Trust, 5270 Highland Drive, Bellevue, WA  98006, on December 9, 2004 at 10:00 a.m., pacific standard time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy is being mailed to shareholders on or about November 15, 2004.

Birmiwal Asset Management, Inc. ("Birmiwal") serves as the Fund's investment adviser pursuant to a management agreement, dated March 16, 2003, between the Trust and Birmiwal (the "Current Agreement").  Under the Current Agreement, Birmiwal's fee varies depending on the Fund's performance.

It has come to the attention of the Board of Trustees of the Trust that the Current Agreement may not comply with the Securities and Exchange Commission's (the "SEC's") current interpretation of the rules that govern computation of performance-based fees.  The intent of the Board at the time the Current Agreement was approved, and through the date of this proxy statement, was and is to comply with those rules.  Therefore, Birmiwal has suggested to the Board, and the Board has agreed, that the shareholders should be asked to consider the approval of a new agreement for the Fund between the Trust and Birmiwal.

A copy of the Fund's most recent annual report including financial statements and schedules, is available at no charge by sending a written request to Birmiwal Oasis Fund, c/o Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-800-417-5525.

PROPOSAL

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND BIRMIWAL ASSET MANAGEMENT, INC.

Background

Birmiwal serves as the Fund's investment adviser.  The Current Agreement requires that, effective as of April 1, 2004, Birmiwal's management fee is to be calculated based on the performance of the Fund relative to a benchmark set by the Board.  It has come to the attention of the Board that calculation of this management fee in accordance with the terms of the Current Agreement may not comply with the SEC's current interpretation of the rules that govern computation of performance-based fees.  As a result, Birmiwal has voluntarily refunded a portion of its fees, so that the total fees paid by the Fund do not exceed those that would have been earned if the agreement complied with the SEC's interpretation.

Subject to shareholder approval, the Board of Trustees of the Trust has approved a new agreement for the Fund that complies with the SEC's current interpretation of the rules that govern computation of performance-based fees.  The primary purpose of this proposal is to allow Birmiwal to continue to serve as the investment adviser to the Fund under a new agreement that satisfies those rules (the "New Agreement").

If shareholders do not approve the New Agreement, the Current Agreement will continue in effect.  The Board of Trustees will determine what action is appropriate under the circumstances, which action may include closing the Fund.

The Current Agreement

The Current Agreement was approved by the sole shareholder of the Fund on March 16, 2003 as the initial advisory agreement for the Fund.  Under the terms of the Current Agreement, Birmiwal manages the Fund's investments, subject to the approval of the Board of Trustees, and pays all operating expenses of the Fund with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  For its services and its agreement to pay the Fund's operating expenses, Birmiwal receives a variable performance-based management fee comprised of a base rate of 2.90% of the Fund’s average daily net assets, which is subject to a performance adjustment (after the first twelve months) in accordance with a rate schedule.  The performance adjustment increases or decreases the fee paid by the Fund to Birmiwal based on the Fund’s performance relative to the S&P 500 Index over the most recent 12-month period.  If the Fund’s return for the period is within 2.00% (two percentage points) of the return on the S&P 500 Index, no adjustment is made.  If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund’s performance and that of the S&P 500 Index.  The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as –2.40% if the Fund underperforms the S&P 500 Index by 14% (fourteen percentage points) or more.  For the fiscal year ended March 31, 2004, the first twelve months of operations, the Adviser earned a fixed 2.90% management fee equal to $125,637, of which it waived $60,652.  There was no performance adjustment.

The Current Agreement requires Birmiwal to select brokers for the purchase and sale of securities by the Fund.  It permits Birmiwal to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers.

The Current Agreement also provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Birmiwal (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Current Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Birmiwal.  The Current Agreement automatically terminates in the event of its assignment.

The Current Agreement provides that Birmiwal shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or Birmiwal's reckless disregard of its obligations.

The New Agreement

Subject to shareholder approval, the Trust will enter into the New Agreement with Birmiwal.  The terms and conditions of the New Agreement are substantially identical in all material respects to those of the Current Agreement, with the following exceptions:

•

The performance adjustment is calculated differently.  Under the Current Agreement, the performance adjustment is calculated by multiplying a fee rate based on the Fund’s performance comparative to the S&P 500 Index over the twelve month period ended on the last day of the prior month by the Fund’s average daily net assets in the current month.  Under the New Agreement, the performance adjustment is calculated by multiplying a fee rate based on the Fund’s performance comparative to the S&P 500 Index over the twelve month period ending on the last day of the current month by the Fund’s average daily net assets over the same twelve month period.

•

Under the Current Agreement, the Fund's accounting services firm provides the Fund's independent public accountants a report calculating the performance adjustment for each month of the preceding quarter so that the accountants can review the calculations.  Under the New Agreement, the quarterly report instead will be provided to the Chairman of the Audit Committee of the Trust for his review.

•

For the New Agreement, the date of its execution, effectiveness, and termination are changed.

The New Agreement will become effective upon shareholder approval, and is attached as Exhibit A.  You should read the New Agreement.  The description in this Proxy Statement of the New Agreement is only a summary.

Under the Current Agreement, for the fiscal year ended March 31, 2004, Birmiwal's management fee was fixed at 2.90% of the Fund’s average daily net assets.  The performance adjustment was not included in the fee during this period, so the management fee would not have been different under the New Agreement.  Beginning April 1, 2004, under the Current Agreement, Birmiwal’s fee included the performance adjustment, as described above.  For the period from April 1, 2004 through September 30, 2004, under the Current Agreement, the calculated management fee was $153,627.  Under the New Agreement, over the same period the calculated management fee would have been $140,876, or 8.30% less than that calculated under the Current Agreement.  Birmiwal has voluntarily refunded the portion of the management fee since April 1, 2004 that exceeds the fee that would have been paid if calculated under the New Agreement and will continue to do so.  Because the performance adjustment is calculated differently under the New Agreement, future fees under the New Agreement may be more or less than those same fees would have been under the Current Agreement.

Information Concerning Birmiwal Asset Management

Birmiwal Asset Management, Inc. is located at 5270 Highland Drive, Bellevue, WA  98006.  Birmiwal is currently controlled by Dr. Kailash Birmiwal, the sole shareholder of Birmiwal.

The names, addresses and principal occupations of the executive officers and directors of Birmiwal are set forth below:

Name:	Title:	Address:	Principal Occupation:
Kailash Birmiwal	President and Sole Director	5270 Highland Drive Bellevue, WA 98006	Asset Management
Lea Birmiwal	Secretary	5270 Highland Drive Bellevue, WA 98006	Homemaker

Evaluation By The Board Of Trustees

At a meeting of the Board of Trustees held on October 16, 2004, the Board, including the Independent Trustees, deliberated whether to approve the New Agreement.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund.  As to the nature, extent and quality of the services to be provided by Birmiwal, and the performance of the Fund since commencement of operations, the Board noted that the Fund significantly outperformed its benchmark index, the S&P 500, in the Fund’s first fiscal year ended March 31, 2004, by providing a return of 126.90% as compared to 34.99% for the S&P 500.  The Board also reviewed comparative performance from the inception of the Fund through October 13, 2004, noting that the Fund continued to significantly outperform its benchmark index.  The Board felt that the superior returns provided strong evidence of the superior quality of the advisory services provided by Birmiwal.  As to the costs of the services to be provided, the Board reviewed information regarding comparable fee structures and acknowledged that the Fund's base fee rate (which includes paying substantially all operating expenses of the Fund) was significantly higher than the expense ratios paid by other funds.  However, the Trustees acknowledged that Birmiwal spends substantially more time managing the Fund than many other fund advisers and noted that the Fund's superior performance more than justified the higher fee rate.  The Trustees therefore concluded that the fee structure under the New Agreement, including performance-based adjustments, is reasonable.  As to the profits to be realized by Birmiwal under the New Agreement, the extent to which economies of scale may be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund investors, the Board noted that Birmiwal has made a substantial investment in the Fund and has yet to earn a profit under the terms of the Current Agreement).  The Trustees acknowledged that the fee under both the Current Agreement and the New Agreement does not provide investors with an opportunity to realize the benefits of economies of scale as the Fund grows.  However, given the lack of profitability of the arrangement to Birmiwal, they did not think it necessary to consider adding break points at this time.  The Trustees also noted that the fee is structured so that investors pay a fee that varies directly with the performance of the Fund, so that investors will pay a higher fee if the Fund outperforms its benchmark index and a lower fee if the Fund underperforms its benchmark index.  Thus Fund shareholders will receive the benefit of paying a fee that aligns the interests of the adviser and the shareholders.  The Trustees emphasized that the fee structure in the New Agreement is consistent with what they intended when they approved the Current Agreement.

The Board determined that continuity and efficiency of portfolio investment advisory services can best be assured by approving the New Agreement.  The Board believes that the New Agreement will enable the Fund to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the New Agreement is in the best interests of the Trust and the shareholders of the Fund.

Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the New Agreement.  In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of Mr. Birmiwal, (ii) the nature and quality of operations and services that Birmiwal will continue to provide the Fund, and (iii) the benefits of continuity in services to be provided by Birmiwal.  The Trustees also noted that they had intended that the Management Agreement for the Fund comply with the SEC’s interpretation of the rules that govern computation of performance-based fees and that the New Agreement is consistent with that intent.

Accordingly, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Agreement and voted to recommend it to shareholders for approval.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The New Agreement

OPERATION OF THE FUND

The Fund is a non-diversified series of Birmiwal Investment Trust, an open-end management investment company organized as an Ohio business trust on January 3, 2003.  The Trust's principal executive offices are located at 5270 Highland Drive, Bellevue, Washington 98006.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Trust currently retains Birmiwal Asset Management, Inc., 5270 Highland Drive, Bellevue, WA  98006 as the Fund's investment adviser.  The Trust also retains Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141, to act as the Fund's transfer agent and fund accountant, and Premier Fund Solutions, Inc., 480 N. Magnolia Ave., Suite 103, El Cajon, California 92020, to manage the Fund's business affairs and provide the Fund with administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement between the Trust and Birmiwal and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on November 9, 2004 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.  There were 264,261.175 shares of beneficial interest of the Fund issued and outstanding as of the record date.  Only shareholders of record on the record date are entitled to vote at the meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Agreement.   As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the New Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of November 9, 2004, with respect to the number of shares of the Fund beneficially owned by (i) each Trustee and named executive officers of the Trust and (ii) all Trustees and named executive officers of the Trust as a group.

Name	Shares Beneficially Owned	Percent of Class
Kailash Birmiwal, Ph. D.	224,129.413	84.81%
Lea R. Birmiwal, Ph. D.	0	*
Rajendra K. Bordia, Ph. D.	3,205.967	1.21%
Hemant K. Gupta, Ph. D.	557.249	*
Veera S. Karukonda	0	*
Bal K. Sharma, Dr.	106.659	*

*

Less than 1% of the Fund.

As of November 9, 2004, all Trustees and officers of the Trust as a group beneficially owned 85.43% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of November 9, 2004, Kailash Birmiwal beneficially owned 224,129.413 shares of the Fund, or 84.81%.  As a result, Mr. Birmiwal may be deemed to control the Fund.  Mr. Birmiwal intends to vote all of these shares in favor of the New Agreement.  As of November 9, 2004, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Lea R. Birmiwal, Secretary, Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, Washington 98006.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Birmiwal.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Birmiwal will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Birmiwal may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at (800) 417-5525, or write the Trust at 5270 Highland Drive, Bellevue, Washington 98006.

BY ORDER OF THE BOARD OF TRUSTEES

Kailash Birmiwal

President

Dated November 15, 2004

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 440 922-0110.

EXHIBIT A

PROPOSED MANAGEMENT AGREEMENT

TO:

Birmiwal Asset Management, Inc.

5270 Highland Drive

Bellevue, WA 98006

Dear Sirs:

Birmiwal Investment Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  The Trust currently offers one series of shares to investors called the Birmiwal Oasis Fund (the “Fund”).

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

2.

ALLOCATION OF CHARGES AND EXPENSES

You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.

COMPENSATION OF THE ADVISER - FIRST TWELVE MONTHS OF OPERATION

For the first twelve months of operations of the Fund, for all of the services to be rendered and payments to be made as provided in this Agreement, the Fund will pay you a fee as of the last business day of each month at the annual rate of 2.90% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of Sections 3 and 4 of this Agreement, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.

COMPENSATION OF THE ADVISER - AFTER THE FIRST TWELVE MONTHS OF OPERATION

Effective after twelve months of operations, as compensation for the services to be rendered and payments to be made as provided in this Agreement, the Fund will pay you a monthly fee, calculated as set forth below.  The fee will be payable as of the first business day of each month, commencing as of the first business day of the fourteenth month of operations of the Fund, as compensation for the services rendered and payments made during the preceding month.  For purposes of calculating such fee, the average value of the daily net assets of the Fund shall be determined as provided in the second paragraph of Section 3 of this Agreement.

The fee is comprised of a base fee, accrued daily at the annual rate of 2.90% of the average daily net assets of the Fund during the preceding month (the “Base Fee”), that is subject to a performance fee adjustment (the “Fee Adjustment”) that increases or decreases the fee depending on how well the Fund has performed relative to the S&P 500® Index (the “Index”) over a performance period.  The Fee Adjustment will be calculated using a monthly adjustment rate (the “Performance Adjustment Rate”) that is based upon the Fund’s relative performance.

In determining the Performance Adjustment Rate, if any, applicable during any month, the investment performance of the Fund for the 12-month period ending on the last day of the month (the “Performance Period”) shall be compared to the investment record of the Index during the Performance Period.  The investment performance of the Fund will be equal to the average annual return for the Fund as calculated pursuant to Item 21 of Form N-1A and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period.  The investment record of the Index will be calculated on a similar basis, so that it reflects the average annual total return for the Index, assuming all cash distributions made during the Performance Period by the companies whose securities comprise the Index are reinvested, and will be expressed as  a percentage of the value of the Index at the beginning of the Performance Period.  Performance data for the Fund will be obtained from the Fund’s accounting services firm and performance data for the Index will be obtained from a reputable financial institution that is in the business of reporting performance data for the equities markets.

The Performance Adjustment Rate will be positive (resulting in an upward Fee Adjustment) for each percentage point that the investment performance of the Fund exceeds the investment record of the Index for the Performance Period by more than 2.00% (two percentage points) and will be negative (resulting in a downward Fee Adjustment) for each percentage point that the investment record of the Index exceeds the investment performance of the Fund for the Performance Period by more than 2.00% (two percentage points).  Determinations of the Performance Adjustment Rate (positive or negative) will be made in increments of 0.01% for each increment of 0.05% (1/20 of a percentage point) in differential performance.  The maximum Performance Adjustment Rate will be 2.40% and the minimum Performance Adjustment Rate will be –2.40%.  As an example, if the investment performance of the Fund and the Index for the Performance Period are 19.73% and 11.26% respectively, then the Performance Adjustment Rate will be positive and it will be [(19.73 – 11.26) – 2] x (.01/.05)%, which equals 1.294% or 1.29% after rounding.

After the determination of any Performance Adjustment Rate, the dollar amount of additional fees or fee reductions to be accrued for each day of the month (the daily Fee Adjustment) will be determined by multiplying the Performance Adjustment Rate by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period.  The fee, as adjusted, is accrued daily and paid monthly.

The Fund’s accounting services firm will create a fee report (the “Report”) calculating the determination of the Fee Adjustment each month, and the determination of the monthly fee.  The Fund’s accounting services firm will provide the Chairman of the Audit Committee of the Trust, no later than ten (10) days after the close of each calendar quarter, the Reports used for calculation of fees payable by the Fund for the quarter so that the Chairman can review the determinations of the fees.  A copy of the report will also be forwarded to the Fund’s Administrator and to you.

If the Trustees determine at some future date that another securities index is a better representative of the composition of the Fund than the Index, the Trustees may change the securities index used to compute the Performance Adjustment Rate.  If the Trustees do so, the new securities index (the "New Index") will be applied prospectively in accordance with applicable law to determine the amount of the Performance Adjustment Rate. Until the New Index becomes effective, the current Index will continue to be used to determine the amount of the Performance Adjustment Rate. A change in the index will be submitted to shareholders for their approval if required under interpretations of the Act by the U.S. Securities and Exchange Commission or its staff.

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is  understood that you may render investment advice, management and other services to others, including other registered investment companies.

6.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

7.

DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by:  (i) the Board of Trustees; or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.  If this Agreement is terminated prior to the end of any month, the accrued advisory fee shall be paid through the date of termination.

8.

USE OF NAME

The Trust and you acknowledge that all rights to the name “Birmiwal Oasis Fund” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Birmiwal Oasis Fund” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Birmiwal Oasis Fund” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

10.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Birmiwal Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

11.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

12.

QUESTIONS OF INTERPRETATION

(a)  This Agreement shall be governed by the laws of the State of Ohio.

(b)  For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

13.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 5270 Highland Drive, Bellevue, WA 98006, and your address for this purpose shall be 5270 Highland Drive, Bellevue, WA 98006.

14.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

16.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Birmiwal Investment Trust

Dated:

By:

Print Name:

Title:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Birmiwal Asset Management, Inc.

Dated:

By:

Print Name:

Title:

PROXY

BIRMIWAL OASIS FUND

SPECIAL MEETING OF SHAREHOLDERS

December 9, 2004

The undersigned shareholder of the Birmiwal Oasis Fund, a series of Birmiwal Investment Trust, hereby nominates, constitutes and appoints Kailash Birmiwal, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 5270 Highland Drive, Bellevue, Washington 98006, on December 9, 2004 at 10:00 a.m., pacific standard time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Approval of a new Management Agreement between the Trust and Birmiwal Asset Management, Inc.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

The Board of Trustees recommends a vote "FOR" on the above proposal.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________

DATED:_________, 2004

__________________________________________

(Number of Shares)

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

__________________________________________

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, trustees, etc. should give their full titles.  All joint owners should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.